SUMMARY PROSPECTUS

NOVEMBER 1, 2020

Sit Small Cap Dividend Growth Fund (SSCDX-SDFSX)

Notice regarding paper delivery of shareholder reports:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies from Sit Mutual Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, you will be notified by mail each time a report is posted to the Sit Mutual Funds website and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not done so already, you may elect to receive shareholder reports and other communications electronically by calling 1-800-332-5580 or by registering for shareholder account access at sitfunds.com and enrolling in “e-delivery.” If you are invested through a financial intermediary, you may update your mailing preference by contacting them directly.

You may elect to continue receiving all future shareholder reports in paper free of charge. You can inform Sit Mutual Funds by calling 1-800-332-5580, or, if you are invested through a financial intermediary, you may contact them directly. Your election to receive reports in paper form will apply to all funds held with Sit Mutual Funds or through your financial intermediary, as applicable.

SUMMARY PROSPECTUS NOVEMBER 1, 2020

Sit Small Cap Dividend Growth Fund	TRADING SYMBOL: SSCDX-SDFSX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.sitfunds.com/open/documents.php. You can also get this information at no cost by calling 800-332-5580 or by sending an email request to info@sitinvest.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information (SAI), both dated November 1, 2020, are incorporated by reference into this summary prospectus and may be obtained at no cost online at the website, phone number, or email address listed above.

INVESTMENT OBJECTIVE

The Fund primarily seeks to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I	Class S
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed only on shares held for less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution (12b-1) fees	None	0.25%
Total Annual Fund Operating Expenses	1.25%	1.50%
Fee Waiver(1)	(0.25)%	(0.25)%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.00%	1.25%

(1) The Adviser has agreed to reduce the management fee to 1.00% through June 30, 2022. The Adviser may elect to extend, modify or terminate the fee waiver at that time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$103	$399	$690	$1,518
Class S	$128	$477	$824	$1,801

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27.58% (both classes) of the average value of the portfolio.

Summary — Sit Small Cap Dividend Growth Fund

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

The Fund’s benchmark index to be used in connection with the Fund’s investment objective is the Russell 2000® Index, and such benchmark index may be changed from time to time with approval of the Fund’s Board of Directors. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization).

Small cap stocks are issued by companies with capitalizations at the time of purchase of up to $3 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months. As of September 30, 2020, the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months was $12.9 billion.

The Adviser invests in dividend paying, growth-oriented companies it believes exhibit the potential for growth and growing dividend payments. The Adviser believes that a company’s earnings growth is a primary determinant of its potential long-term return, and that a record of increasing dividend payments is a strong indicator of financial health and growth prospects. The Adviser considers several factors in its evaluation of a company’s potential for above average long-term earnings, revenue, and dividend growth, including:

>	a record of paying dividends,

>	strong prospects for growing dividend payments indicated in part by growing earnings and cash flow,

>	unique product or service,

>	growing product demand,

>	dominant and growing market share,

>	management experience and capabilities, and

>	strong financial condition.

Since stocks that pay dividends tend to be less volatile and may not experience the same capital appreciation as stocks that don’t pay dividends, the Fund’s diversified portfolio of dividend paying stocks is expected to have lower volatility than that of the Russell 2000® Index, but with a higher dividend yield and greater prospects for dividend growth.

The Fund may invest up to 20% of its net assets in securities of issuers domiciled outside the U.S.

The Fund may invest in open-end investment companies (mutual funds) and closed-end investment companies which invest in the same types of securities in which the Fund may invest directly.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals, anticipated earnings, anticipated dividend payments and financial position.

PRINCIPAL INVESTMENT RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are as follows:

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Market Risk: The market value of securities may fall, sometimes rapidly and unpredictably. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the markets(s) generally. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and potentially increase the risks described herein.

The public health crisis caused by the novel coronavirus disease known as COVID-19 has severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. The COVID-19 outbreak has resulted in numerous disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. These events could have a significant impact on the

Summary — Sit Small Cap Dividend Growth Fund

Fund’s performance, as well as the performance and viability of issuers in which it invests. The extent and duration of the COVID-19 outbreak and its effects cannot be determined with certainty. Similar consequences could arise as a result of the spread of other infectious diseases.

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Dividend Paying Company Risk: The Fund’s income objective may limit its ability to appreciate during a broad market advance because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, stocks held by the Fund may reduce or stop paying dividends which could affect the Fund’s ability to generate income.

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Small Cap Stock Risk: Stocks of smaller companies involve substantial risk. Prices of small cap stocks may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Additionally, for certain small cap stocks, there may also be limited liquidity or trading opportunities at a favorable price or time.

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Growth Style Investing Risk: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth style stocks. The Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

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International Investing Risk: Because the Fund may invest in foreign securities, there is an international investing risk. Inter- national investing involves risks not typically associated with investing in U.S. securities which may adversely affect the Fund’s investment. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

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Investment Company Risk: To the extent that the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operation expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. In addition, the ability of the Fund to achieve its investment objective will partially depend upon the ability of the acquired fund to achieve its investment objective.

>	Management Risk: A strategy used by the investment management team may not produce the intended results.

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Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

HISTORICAL PERFORMANCE

The following bar chart and table provide information on the Fund’s volatility and performance. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares.

The table below compares the Fund’s performance over different time periods to that of the Fund’s benchmark index, which is a broad measure of market performance. The table includes returns both before and after taxes. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I shares; after-tax returns for Class S shares will vary.

The performance information reflects Fund expenses, and assumes that all distributions have been reinvested. The benchmark is an unmanaged index, has no expenses, and it is not possible to invest directly in an index. Updated performance information is available at the Fund’s website at www.sitfunds.com or by calling 800-332-5580.

Summary — Sit Small Cap Dividend Growth Fund

Annual Total Returns for calendar years ended December 31 (Class I)

The Fund’s year-to-date return as of 9/30/20 (not annualized) was -5.08%.

Best Quarter: 13.22% (1Q19); Worst Quarter: -16.82% (4Q18)

Average Annual Total Returns for periods ended December 31, 2019

Sit Small Cap Dividend Growth Fund	1 Year	5 Years	Life of Fund(1)
Class I Return before taxes	27.11%	N/A	6.53%

Class I Return after taxes on distributions	26.36%	N/A	5.95%

Class I Return after taxes on distributions and sale of Fund shares	16.03%	N/A	4.85%

Class S Return before taxes (inception 3/31/15)	26.70%	N/A	6.25%

Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	25.53%	N/A	7.71%

(1) March 31, 2015

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser (the “Adviser”). The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:

Roger J. Sit, Chairman and President. Mr. Sit has served as Chief Investment Officer of the Fund since its inception on March 31, 2015.

Kent L. Johnson, Vice President – Investments. Mr. Johnson has served as Portfolio Manager of the Fund since its inception on March 31, 2015.

Robert W. Sit, Vice President – Research and Investment Management of the Adviser. Mr. Sit has served as Portfolio Manager of the Fund since its inception on March 31, 2015.

Michael T. Manns, Vice President – Research and Investment Management of the Adviser. Mr. Manns has served as Portfolio Manager of the Fund since its inception on March 31, 2015.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for Class S shares of the Fund is $5,000, and the minimum initial investment for Class I shares of the Fund is $100,000. The minimum subsequent investment for either share class is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940) or by phone (1-800-332-5580).

Summary — Sit Small Cap Dividend Growth Fund

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, which may be taxable upon withdrawal from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.